                                                                   Exhibit 10.F


    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


Issue Date:   January 14, 1997                       Right to Purchase
Void After:   January 13, 2000                       100,000 Shares
                                                     of Common Stock


                                BOSTON ACOUSTICS, INC.
                                       WARRANT

    THIS CERTIFIES that, for value received, Gateway 2000, Inc., or registered assigns (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from BOSTON ACOUSTICS, INC., a Massachusetts corporation (the "Company"), the number of fully paid and nonassessable shares of the Company's Common Stock, $.01 par value per share ("Common Stock") set forth above in the caption of this Warrant. The Exercise Price per share of the Common Stock that may be purchased upon the exercise of this Warrant shall be $17.50 per share, subject to adjustment as set forth herein. This Warrant has been issued in accordance with Addendum A to that certain Letter of Agreement dated as of January 14, 1997 ("Purchase Agreement") among the Company and the Holder, pursuant to which the Holder and the Company have agreed that the Holder will purchase and accept from the Company, and the Company will deliver to the Holder, Product as defined in the Purchase Agreement.

    1. Exercise Period - The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time from time to time during the Exercise Period, which shall commence at 12:00 noon Boston time on the Issue Date set forth in the caption of this Warrant and shall end at 5:00 p.m. Boston time on January 13, 2000.

    2.   Exercise of Warrant

         (a) During the Exercise Period, this Warrant shall be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company (or such other office or agency of the Company as it may designate) and upon payment of the Exercise Price of the shares thereby purchased. Payment of the Exercise Price may be made by check or bank draft payable to the order of the Company. If the amount of the payment received by the

Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within three days. In the event the payment exceeds the Exercise Price, the Company will refund the excess to the holder within three days of receipt. Upon exercise, the Holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised. Unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible.

    The Company covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant (the "Warrant Shares") will be fully paid, validly issued, nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         (b) This Warrant shall be exercisable for all or any portion of the Warrant Shares upon the reorganization, consolidation or merger of the Company with another corporation after which the Company is not the surviving entity, or a sale or other transfer of all or substantially all of the Company's assets to another corporation. The Company shall give thirty days' written notice to the Holder of the effective date of any transaction described in the preceding sentence in accordance with section 15 hereof, in order to permit the Holder to exercise this Warrant by such date.

    3. No Fractional Shares or Scrip - No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

    4. Charges, Taxes and Expenses - Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

    5. No Rights as Shareholder - This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Exercise Price in accordance with section 2 hereof.

    6. Investment Representation - The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant and all securities acquired upon any and all exercises of this Warrant are purchased for the Holder's own account for investment, and not with view to resale or distribution of either this Warrant or any securities purchasable upon exercise hereof.

    7. Sale or Transfer of the Warrant; Legend - This Warrant may not be sold or transferred. The Warrant Shares, however, may be sold or transferred if either (i) they first shall been have registered under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities laws, or
(ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act and such state laws. Each certificate representing any Warrant Shares that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend referring to such restrictions on transfer, substantially in the form of the legend affixed to this Warrant. Upon the request of a holder of a certificate representing any Warrant Shares, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that such legend may be removed from such certificate, provided that the Company shall promptly provide any information reasonably requested by such counsel to prepare the opinion, or
(ii) if Paragraph (k) of Rule 144 or a substantially similar successor rule remains in force and effect, representations from the Holder that such Holder is not then, and has not been during the preceding three months, an affiliate of the Company and that such Holder has beneficially owned the security (within the meaning of Rule 144) for three years or more (or such shorter period as may then be specified in Rule 144).

    8.   Registration Rights

         (a) If at any time the Company shall determine to register under the Securities Act any of its securities, other than on Form S-8 or Form S-4 or their then equivalents, it shall send to each Holder written notice of such determination and if within 30 days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Common Stock issued or issuable upon exercise of this Warrant (the "Registrable Shares"), that such Holder requests to be registered therein, except that, if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggy back") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right, then, in such case, the Company shall be obligated to include in such registration statement only the amount as is determined in good faith by the managing underwriter in the case of a public offering of Common Stock of the Company.

         (b) The Holder of this Warrant (or Common Stock issued upon the exercise of this Warrant) shall have the right to require the Company to file as promptly as practicable following the Holder's demand thereof, one short form registration statement on Form S-3 with respect to all or any portion of the Registrable Shares (provided that the Company is eligible to use Form S-3), within three years from the Issue Date on the caption of this Warrant, provided such registration on Form S-3 has, on the date of said request, a minimum market value of $1,750,000. The Company represents and warrants that, as of the date of this Warrant Agreement, the Company is eligible to use Form S-3. During the three year period commencing on the Issue Date of this Warrant, the Company will use its best efforts to continue to be eligible to use Form S-3 (or any substantially equivalent replacement form of registration statement subsequently available under the rules and regulations of the Securities and Exchange Commission).

         (c) In the case of a registration under this section 8 hereof for the account of the Company in which the Company is receiving proceeds from the sale of its equity, securities, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting fees and expenses, Securities and Exchange Commission and NASD filing fees and "Blue Sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the Holders. The Company shall indemnify the Holder, any underwriter, and their respective officers, directors, agents and employees, and each person who controls the Holder, from claims, losses, damages and liabilities under the 1933 Act to the fullest extent permitted by law, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, and, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) such holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Shares, and
(2) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

    9.   Adjustments

         9.1 Adjustments for Stock Splits, Reverse Stock Splits or Stock Dividends - In the event that the outstanding shares of Common Stock shall be subdivided (split), combined (reverse split), by reclassification or otherwise, or in the event of any dividend or other distribution payable on the Common Stock in shares of Common Stock, the number of shares of Common Stock available for purchase in effect immediately prior to such subdivision, combination, or dividend or other distribution, and the Exercise Price, shall be proportionately adjusted. Adjustments set forth herein shall be readjusted in the same manner for any successive event or events described herein.

         9.2 Adjustment for Capital Reorganizations - If at any time there shall be a capital reorganization of the Company or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the number of shares purchasable on exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this paragraph 9.2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in paragraph 9.6.

         9.3  Adjustments for Issuances of Common Stock below Exercise Price -

              (a) For the purposes of adjustment of the Exercise Price pursuant to this paragraph 9.3, the following definitions shall apply:

                   "Additional Shares of Common Stock" shall mean all shares of Common Stock other than Excluded Stock (as such term is defined below).

                   "Convertible Securities" shall mean any evidences of indebtedness, shares or securities, in each case convertible into or exchangeable for Additional Shares of Common Stock.

                   "Excluded Stock" shall mean (i) all shares of Common Stock issued or issuable upon the exercise of stock options issued pursuant to the Company's 1986 Incentive Stock Option Plan and 1996 Incentive Stock Option Plan at exercise prices which are not less than the fair market value of the Common Stock on the date of grant thereof as determined in good faith by the Board of Directors of the Company; (ii) all shares of Common Stock issued or issuable pursuant to any merger, reorganization, or sale of the Company's assets.

                   "Options" shall mean rights, options or warrants to subscribe for purchase or otherwise acquire Common Stock or Convertible Securities.

              (b) If the Company shall issue any Additional Shares of Common Stock other than Excluded Stock for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock (excluding stock splits, stock dividends, combinations, reclassifications and capital reorganizations which are covered by paragraphs 9.1 and 9.2, above) the Exercise Price concurrently with each such issuance shall forthwith (except as hereinafter otherwise provided) be reduced by an amount equal to the quotient obtained by dividing:

                   (A)  an amount equal to the sum of

                        (x) the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable upon conversion or exercise of outstanding preferred stock or convertible securities or options (including the Warrants) immediately prior to such issuance, plus

                        (y) the number of shares of Common Stock which the net aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Exercise Price in effect immediately prior to such issuance, by

                   (B) the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable (as contemplated in clause (x) above) immediately prior to such issuance plus the additional shares of Common Stock issued in such issuance.

              No adjustment in the Exercise Price need be made if such adjustment would result in a change in the Exercise Price of less than $0.01. Any such adjustment which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Exercise Price. No adjustment in the Exercise Price of this Warrant shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for such Additional Shares of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, such issue, for this Warrant.

              In the event of any adjustment of the Exercise Price pursuant to this paragraph 9.3, the number of Warrant Shares issuable upon exercise of this Warrant shall be simultaneously adjusted to that number determined by dividing
(i) the aggregate Exercise Price which would have been payable had this Warrant been exercised in full, for cash, immediately prior to such issuance by (ii) the Exercise Price as so adjusted.

              For the purposes of making any adjustment required under this paragraph 9.3, the consideration received by the Company for any issue or sale of securities shall (1) to the extent it consists of cash be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale, (2) to the extent it consists of property other than cash, be computed at the fair value of that property as agreed to by the parties hereto and (3) if Additional Shares of Common Stock, Convertible Securities or rights or Options are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed (as provided in clauses (1) and (2) above) as the portion of the consideration so received that may be reasonably determined as agreed to by the parties hereto, to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or Options.

              For the purposes of the adjustment required under this paragraph 9.3, if at any time or from time to time after the Issue Date set forth above in the caption of this Warrant, the Company issues or sells any Options or Convertible Securities, then in each case the Company shall be deemed to have issued at the time of the issuance of such Options or Convertible Securities the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating thereto, giving effect to any provision contained therein for a subsequent upward adjustment of such number) issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Options or Convertible Securities plus, in the case of such Options, the minimum amounts of consideration, if any (as set forth in the instruments relating thereto, giving effect to any provision contained therein for a subsequent downward adjustment of such consideration), payable to the Company upon the exercise of such Options and, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities). No further adjustment of the Exercise Price, adjusted upon the issuance of such Options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such Options or the conversion of any such Convertible Securities. If any such Options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price adjusted upon the issuance of such Options or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such Options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

         9.4 Certificate as to Adjustments - Upon the occurrence of each adjustment or readjustment pursuant to this section 9, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any Holder, furnish or cause to be furnished to such Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         9.5 Notices of Record Date - In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend that is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any class of securities shall be entitled to exchange their shares of securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 business days prior to the date specified in such notice on which any such action is to be taken.

         9.6 No Impairment - The Company will not, by amendment of its Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets or Common Stock to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

    10. Call Option - If at any time after two years from the Issue Date set forth on the caption of this Warrant, the price of the Common Stock of the Company should exceed $25.00 per share, the Company shall be granted the right to repurchase from the Holders of the Warrants, each Warrant at a price of $7.00 per Warrant (the "Call Option"). Should the Company choose to exercise the Call Option, Holders of the Warrants will be notified pursuant to section 15 hereof and will within thirty (30) days receive payment in the form of check paid to the Holder by the Company. The Warrants will then be cancelled and deemed null and void by the Company. Notwithstanding the foregoing, in no event can the Company exercise the Call Option if it has received the Notice of Exercise of Warrant from the Holder.

    11.  Reservation of Common Stock; Qualification

         11.1 Reservation - From and after the date of this Agreement, the Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

         11.2 Certain Adjustments - Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

         11.3 Qualification - If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or qualified.

    12. Listing on Securities Exchange - If the Company shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of all Common Shares issued pursuant to this Agreement, and to the extent permissible under the applicable securities exchange rules, all such Common Shares that may be issued pursuant to this Warrant so long as any shares of Common Stock shall be so listed. The Company will also list on each securities exchange, and will maintain such listing of, any other securities which the holder of this Warrant shall be entitled to receive upon the exercise thereof, if at the time any securities of the same class shall be listed on such securities exchange by the Company.

    13. Availability of Information - The Company will cooperate with the Holder hereof or of any Common Shares issued hereunder in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the 1933 Act for the sale of this Warrant or of Common Shares issued pursuant to this Warrant.

    14. Loss, Theft, Destruction or Mutilation of Warrant - Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant; provided, however, if any Warrant of which the original holder, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's unsecured written agreement to indemnify the Company.

    15. Remedies - The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not adequate and may be enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    16. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this section 14 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrants. Such bank or trust company shall be appointed by the Company, by written notice to each holder of a Warrant, for the purpose of issuing Common Stock (or other securities) on the exercise of the Warrants, exchanging Warrants, and replacing Warrants, or any of the foregoing, all in accordance with the provisions hereof, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to this section 14, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to this section 14 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant.

    17. Notices - All notices and other communications pursuant to this Warrant shall be mailed, by first class or express mail, to the following address unless written notice is received by the other party of any change:

    If to Gateway 2000, Inc.:

                   Gateway 2000, Inc.
                   P.O. Box 2000
                   North Sioux City, SD  57049-2000
                   Attn:  Mr. Stephen Johns, Director of Corporate Development

with a copy to the attention of William M. Elliott, Senior Vice President, General Counsel & Secretary of Gateway at the same address.

    If to Boston Acoustics, Inc.:

                   Boston Acoustics, Inc.
                   300 Jubilee Drive
                   Peabody, MA  01960
                   Attn:  Mr. Andrew Kotsatos, President

    With a copy to:

                   Peabody & Arnold
                   50 Rowes Wharf
                   Boston, MA  02110
                   Attn:  Joseph D.S. Hinkley, Esq.

    18. Miscellaneous - This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                      Remainder of Page Intentionally Left Blank

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the issue date set forth on the first page of this Warrant.

                                  BOSTON ACOUSTICS, INC.


[CORPORATE SEAL]
                                  By: /s/ Andrew G. Kotsatos
                                      ------------------------------------
Attest:                                Title:  Chief Executive Officer


/s/  Joseph D. S. Hinkley
-----------------------------
Clerk

                            NOTICE OF EXERCISE OF WARRANT


TO:  BOSTON ACOUSTICS, INC.

    (1) Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase ______ shares of ________________ Stock of Boston Acoustics, Inc. (the "Company"), and either (i) tenders herewith payment of the Exercise Price of such shares in full or (ii) by indicating "cashless exercise" below, directs that payment of the Exercise Price be made by cancellation as of the date of exercise of a portion of this Warrant having a net fair market value equal to the Exercise Price.

    (2) Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

              Name                          Address
              ----                          -------








    (3) In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares.




DATE:____________________              HOLDER:_____________________________



Check here if cashless exercise: ______

                                  FORM OF ASSIGNMENT

                      (To be signed only on transfer of Warrant)

TO: BOSTON ACOUSTICS, INC.

    For value received, the undersigned hereby sells, assigns, and transfers unto ___________________________ the right represented by the within Warrant to purchase ________ shares of Common Stock of Boston Acoustics, Inc. to which the within Warrant relates, and appoints ___________________________ Attorney to transfer such right on the books of Boston Acoustics, Inc. with full power of substitution in the premises.


Dated:  _______________________   ____________________________________________
                                  (Signature must conform to name of Holder as
                                    specified on the face of this Warrant)

                                  ____________________________________
                                  (Address)

Signed in the presence of:


_____________________________

PABOS2:RCD:23277_6